Exhibit 32

                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
                       AS ADOPTED PURSUANT TO SECTION 906
                        OF THE SARBANES-OXLEY ACT OF 2002

      The undersigned, Benjamin Perry, the Chief Executive Officer and Patrick Rogers, the President, Treasurer and Secretary of WINWIN GAMING, INC. (the "Company"), DO HEREBY CERTIFY that:

      1. The Company's Quarterly Report on Form 10-QSB for the quarter ended September 30, 2003 (the "Report"), fully complies with the requirements of
Section 13(a) of the Securities Exchange Act of 1934; and

      2. Information contained in the Report fairly presents, in all material respects, the financial condition and results of operation of the Company.

      IN WITNESS WHEREOF, each of the undersigned has executed this statement this 13th day of November, 2003.


                                            /s/ Benjamin Perry
                                            ------------------------------------
                                            Benjamin Perry
                                            Chief Executive Officer
                                            (Principal Executive Officer)


                                            /s/ Patrick Rogers
                                            ------------------------------------
                                            Patrick Rogers
                                            President, Treasurer and Secretary
                                            (Principal Financial Officer)

A signed original of this written statement required by Section 906 has been provided to WinWin Gaming, Inc. and will be retained by WinWin Gaming, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.